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EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "AGREEMENT") is entered into as of November 19, 2003 by and among the investor(s) set forth on EXHIBIT A hereto ("INVESTORS"), and SSP Solutions, Inc., a Delaware corporation (the "COMPANY"). This Agreement is being entered into in connection with that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") dated of even date herewith between the Investors and the Company. Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Securities Purchase Agreement.

                                    AGREEMENT

1.       MANDATORY REGISTRATION.

         The Company shall prepare, and, as soon as practicable but in no event later than 30 days after the Closing Date (the "FILING DEADLINE"), file with the SEC, a registration statement ("REGISTRATION STATEMENT") on Form S-3 covering the resale of all of the Registrable Securities. For purposes of this Agreement, "REGISTRABLE SECURITIES" means, collectively, the Conversion Shares, the Warrant Shares, the shares of Common Stock issuable upon exercise of the warrants issued by the Company on September 1, 2003 to certain of the Investors as part of the Bridge Loan Documents, the shares of Common Stock issued to certain of the Investors on September 1, 2003 pursuant to the exercise of certain warrants and any securities issued or issuable upon any stock dividend, stock split, recapitalization, merger, consolidation or similar event with respect to those shares. As to any particular Registrable Securities, the securities shall cease to be Registrable Securities when (i) a registration statement covering the securities has become effective under the Securities Act and the securities shall have been disposed of in accordance with the registration statement, (ii) the securities shall have been distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or (iii) the securities are no longer outstanding. If Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is 120 days after the Closing Date (the "EFFECTIVENESS DEADLINE"). The Investors acknowledge and understand that shares of Common Stock held by other stockholders of the Company with registration rights will be "piggybacked" on the Registration Statement.

2. EFFECT OF FAILURE TO FILE AND OBTAIN AND MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT.

         If (a) a Registration Statement covering all the Registrable Securities and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline or (b) on any day after the Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to


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be made pursuant to the Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Preferred Shares an amount in cash equal to 3.5% of the Purchase Price for such Preferred Shares per month for the first month of delay (prorated for a partial month) (which first month shall commence on the date 90 days after the Closing
Date), and for each month of delay (prorated for partial months) thereafter, the Company shall pay to each holder of Preferred Shares an amount in cash equal to 1.5% of the Purchase Price for such Preferred Shares per month for each such month of delay. The payments to which a holder shall be entitled pursuant to this SECTION 2 are referred to herein as "REGISTRATION DELAY PAYMENTS." Registration Delay Payments shall be paid on the earlier of (a) the last day of the calendar month during which such Registration Delay Payments are incurred and (b) the third business day after the event or failure giving rise to the Registration Delay Payments is cured. If the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. The Company promptly shall deliver to the Investors copies of any SEC comments pertaining to the Registration Statement and the Company shall respond to the SEC comments within five Business Days of the Company's receipt of the SEC comments. In addition to the Registration Delay Payments, any amounts with respect to which the Investors have forbeared from exercising any rights as set forth in the (i) Forbearance Agreement dated as of September 1, 2003 among the Company and certain of the Investors; (ii) the Retained Notes; and (iii) the Certificate of Designation shall become, without further action of any party immediately due and payable, and any waivers or releases granted by the Investors in connection with any of the foregoing shall be deemed to be null and void and of no force or effect.

3.       RELATED OBLIGATIONS.

         At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to SECTION 1, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  3.1 The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the Securities Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "BEST EFFORTS" means, among other

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things, that the Company shall submit to the SEC, within two business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request.

                  3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of the Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this SECTION 3.2) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated the report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                  3.3 The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the Registration Statement is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus,
(ii) upon the effectiveness of any Registration Statement, ten copies of the prospectus included in the Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

                  3.4 The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under such other securities or "Blue Sky" laws of all the states of the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to the registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain the registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in those jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
SECTION 3.4, (y) subject itself to general taxation in any such jurisdiction, or
(z) file a general consent to service of process in any such jurisdiction. The

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Company shall promptly notify the Investors of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for that purpose.

                  3.5 The Company shall notify the Investors in writing of the happening of any event, as promptly as practicable after becoming aware of the event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall the notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct the untrue statement or omission, and deliver ten copies of such supplement or amendment to each Investor (or such other number of copies as an Investor may reasonably request). The Company shall also promptly notify the Investors in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investors by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  3.6 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of the order or suspension at the earliest possible moment and to notify the Investors of the issuance of the order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  3.7 If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in the offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in the prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor.

                  3.8 The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

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                  3.9 The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning on the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  3.10 The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  3.11 Within two Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to its transfer agent (with copies to the Investors whose Registrable Securities are included in the Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC.

                  3.12 The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by Investors of Registrable Securities pursuant to a Registration Statement.

                  3.13 Notwithstanding anything to the contrary in SECTION 3.5, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 15 consecutive days and during any 365 day period, such Grace Periods shall not exceed an aggregate of 30 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in the notice. The provisions of SECTION 3.6 shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of
SECTION 3.5 with respect to the information giving rise to the Grace Period unless the material non-public information is no longer applicable.

4.       OBLIGATIONS OF THE INVESTORS.

                  4.1 At least seven business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each Investor if the Investor elects to have any of the Investor's Registrable Securities included in the Registration Statement. It shall be a condition

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precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with the registration as the Company may reasonably request.

                  4.2 Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statement.

                  4.3 Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 3.6 or the first sentence of SECTION 3.13, the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering the Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 3.6 or the first sentence of SECTION 3.5 or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
SECTION 3.6 or the first sentence of SECTION 3.5 and for which the Investor has not yet settled.

5.       EXPENSES OF REGISTRATION.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to SECTION 1, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and shall be paid by the Company.

6.       INDEMNIFICATION.

         If any Registrable Securities are included in a Registration Statement under this Agreement:

                  6.1 To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who "controls" any Investor within the meaning of the Securities Act or the Exchange Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened,

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whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED
DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "Blue Sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to SECTION 6.3, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this SECTION 6.1: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Indemnified Person for the Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if the prospectus was timely made available by the Company pursuant to SECTION 3.4; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any person from whom the person asserting any Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if the prospectus was timely made available by the Company pursuant to SECTION 3.4, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and the Indemnified Person, notwithstanding the advice, used it; (iii) shall not be available to the extent the Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if the prospectus was timely made available by the Company pursuant to SECTION 3.4; and (iv) shall not apply to amounts paid in settlement of any Claim if the settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

                  6.2 In connection with any Registration Statement in which an Investor is participating, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in SECTION 6.1, the Company, each of its directors, each of its

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officers who signs the Registration Statement, each Person, if any, who
"controls" the Company within the meaning of the Securities Act or the Exchange Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as the Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that the Violation occurs in reliance upon and in conformity with information furnished to the Company in writing by the Investor expressly for use in connection with such Registration Statement; and, subject to SECTION 6.3, the Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any Claim; provided, however, that the indemnity agreement contained in this SECTION 6.2 and the agreement with respect to contribution contained in SECTION 7 shall not apply to amounts paid in settlement of any Claim if the settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this SECTION 6.2 for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
SECTION 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this SECTION 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, the Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this SECTION 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for the Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by that counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between the Indemnified Person or Indemnified Party and any other party represented by that counsel in the proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprized as to the

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status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to the Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of any liability to the Indemnified Person or Indemnified Party under this SECTION 6, except to the extent that the indemnifying party is prejudiced in its ability to defend the action.

                  6.4 The indemnification required by this SECTION 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  6.5 The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.       CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under SECTION 6 to the fullest extent permitted by law; provided, however, that:
(i) no person involved in the sale of Registrable Securities, which person is guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) in connection with the sale, shall be entitled to contribution from any person involved in the sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by the seller from the sale of the Registrable Securities pursuant to the Registration Statement.

8.       REPORTS UNDER THE EXCHANGE ACT.

         With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

                  8.1 make and keep public information available, as those terms are understood and defined in Rule 144;

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                  8.2 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  8.3 furnish to each Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell the securities pursuant to Rule 144 without registration.

9.       ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of that agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of the transferee or assignee, and (b) the securities with respect to which the registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) the transfer was made in accordance with the applicable requirements of this Agreement.

10.      CONSENT TO AMENDMENTS.

         This Agreement may be amended, restated, supplemented, modified or extended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if, and only if, prior to taking any such action or omitting to perform any such act, the Company shall have obtained the written consent of the Investors to such amendment, restatement, supplement, modification, extension, action, or omission to act.

11.      ENTIRE AGREEMENT.

         This Agreement, the Securities Purchase Agreement and the Certificate of Designation constitute the full and entire agreement and understanding between the Investors and the Company with respect to the subject matter hereof, and supersedes all prior written or oral agreements and understandings relating to the subject matter hereof, including, without limitation, the term sheet, dated August 20, 2003, relating to the Transactions.

12.      SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

13.      SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee). The Investors may assign any and all of their rights under this Agreement to any Transferee and upon such assignment the Transferee shall be entitled to all of the rights of the Investors hereunder to the same extent as if the Transferee were an original party hereof, provided that the Transferee agrees to be bound by any covenants, restrictions or limitations applicable to the Investors under this Agreement.

14.      NOTICES.

         All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


        If to the Company, at:                      If to the Investors, at each
                                                      of the following:

        SSP Solutions, Inc.                         as designated on Exhibit A,
        17861 Cartwright Road                         at closing
        Irvine, California 92614
        Attention:  President
        Telecopy: (949) 851-8679
        With a copy to:

        Rutan & Tucker, LLP
        611 Anton Boulevard, Suite 1400
        Costa Mesa, California 92629
        Attention: Gregg Amber, Esq.
        Telecopy: (714) 546-9035


or at such other address or addresses as the Investors or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 14.

15.      ACCOUNTING TERMS.

         For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them by generally accepted accounting principles and all accounting determinations hereunder or pursuant hereto shall be made, and all financial statements required to be delivered by the Company hereunder shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis.

16.      DESCRIPTIVE HEADINGS.

         The descriptive headings of the several paragraphs of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement.

17.      EXHIBITS AND DISCLOSURE SCHEDULES.

         The Exhibits and the Schedules attached hereto are incorporated herein and shall be an integral part of this Agreement.

18.      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

19.      SURVIVAL.

         The warranties and representations of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, the Closing Date and any investigation of the subject matter thereof made by or on behalf of the Investors.

20.      REMEDIES.

         Subject to SECTION 6, in the event of any litigation relating to this Agreement or the Securities, each party shall bear its own fees, costs, and expenses, including without limitation fees and expenses of attorneys and accountants and all fees, costs and expenses of appeals. None of the rights, powers or remedies conferred under this Agreement or the Securities shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

21.      GOVERNING LAW AND CHOICE OF FORUM.

         In all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws. The parties hereby consent, in any dispute, action, litigation or other proceeding concerning the Transaction Documents (including arbitration) to the jurisdiction of the courts of California, with the County of Orange being the sole venue for the bringing of the action or proceeding.

22.      ENFORCEMENT.

         The Company agree to pay all costs and expenses, including the fees and expenses of any attorneys, accountants and other experts retained by the Investors which are expended or incurred by the Investors in connection with this Agreement, the exercise, enforcement, waiver, consent, amendment, protection or modification of any of its rights or remedies hereunder, or the collection of any sums due hereunder, whether or not suit is commenced.

23.      INDEPENDENT NATURE OF INVESTORS.

         The Company acknowledges that the obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Transaction Documents. The decision of each Investor to purchase Securities pursuant to the Securities Purchase Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operation, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company further acknowledges that nothing contained herein, or any Transaction Document, and no action taken by any Investor pursuant hereto or thereto, including any renegotiation, amendment, early conversion, exercise or termination, or other modification to the Transaction Documents or the transactions related thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a "group" for purposes of Section 13(d) of the 1934 Act with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. For reasons of administrative convenience only, at the request of the Company, Investors and their respective counsel have chosen to communicate with the Company through Levenfeld Pearlstein, counsel for one of the Investors. Such counsel does not represent any of the other Investors and each other Investor has retained its own counsel in connection with the negotiation and review of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

24.      WAIVER OF JURY TRIAL.

         BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE

BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT, THE SECURITIES AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

"COMPANY"                        SSP SOLUTIONS, INC.

                                 By: /s/ MARVIN J. WINKLER
                                     -------------------------------------------
                                      Marvin J. Winkler, Chief Executive Officer

                                 By:  /s/ THOMAS E. SCHIFF
                                     -------------------------------------------
                                      Thomas E. Schiff, Chief Financial Officer



"INVESTORS"                      [INVESTORS' SIGNATURES APPEAR ON EXHIBIT A]

                                    EXHIBIT A

                     INVESTOR INFORMATION AND SIGNATURE PAGE
                     ---------------------------------------

               Name, Address
          and Contact Information                                 Signature
          -----------------------                                 ---------